Exhibit 10.10

Briefadresse: OSRA M GmbH 1362 9 Berlin Hausadresse: OSRA M GmbH Nonnendammalle e 44 OSRA M GmbH München Vorsitzende r des Geschäftsführung: Ingo Bank (Vorsitzender), Registergericht: München HR B 201526 Terms of payment: Within 30 days Due net We require an order acknowledgment for the following items: Total (USD) Pric e /Unit Charge Targ. qty /Unit Material Description Item 240,250.00 1,550.00 /1,000 PCE 155,000 Piece 150347940000 10 MC - LENSE - DIFFUSER 2.4 HWHM - GLASS TCO acc. Osram material specification 1Q1 3612984 released version 00 Total net value excl. tax USD 240,250.00 ================ The agreed price is a fixed price. Company Taiwan Color Optics, Inc. Central Taiwan Science Park 4F.,No.32, Keya Rd., 42881 TAICHUNG CITY TAIWAN Please deliver to: OSRAM GmbH Werk Berlin Motardstrasse 96 1362 9 BERLIN GERMANY Deliver y time : Mo. - Fr. 6:45 - 13:30 Vali d from: Valid to: 01/01/2023 12/31/2023 Fax 4 - 2567 - 8521 Scheduling agreement 1362 9 Berlin Aufsichtsrates: Dr. Thomas Stockmeier WEEE - Reg. - Nr. DE 71568000 Babett e Fröhlich PBLA05DEBLN 15.01 eb Form:PBLA05DEBLN/O25/(050)/1394179/MAIL(PDF)recipient : H.MEHLIG Scheduling agreement number/date 749/5500554045 / 01/01/2023 Page 1 / 6 Contact person Heik o Mehlig Tel. +49 (0) 30 3386 - 2008 09/02/2022 14:04:52 Department P P - BER Fax +49 (0) 30 3386 - 2762 e - mail Heiko.Mehlig@ams - osram.com Our VAT registr. no. DE811148275 Your vendor number with us 150075 Our purchasing conditions dated July, 2016 are applicable.

Briefadresse: OSRA M GmbH 1362 9 Berlin Hausadresse: OSRA M GmbH Nonnendammalle e 44 OSRA M GmbH München Vorsitzende r des Geschäftsführung: Ingo Bank (Vorsitzender), Registergericht: München HR B 201526 Please note: There is no obligation to a defined or guaranteed order quantity. Order confirmation / queries: Please send your order confirmation to the buyer named in this order. For any questions please also contact this buyer. The binding call - offs for this blanket order (quantity and date) you will receive from the PST department (Production control). Please address your confirmations for and also your questions about the call - offs exclusively to the DOPST - B department. The supplier assures that the goods to be delivered in all points correspond with the provided description / drawings / data sheets and fullfil the required properties. Incoming goods inspection: We are not obliged to carry out incoming goods inspections. Taiwan Color Optics, Inc. 4F.,No.32, Keya Rd., 42881 TAICHUNG CITY Scheduling agreement number/date 749/5500554045 / 01/01/2023 09/02/2022 14:04:52 Page 2 / 6 1362 9 Berlin Aufsichtsrates: Dr. Thomas Stockmeier WEEE - Reg. - Nr. DE 71568000 Babett e Fröhlich PBLA05DEBLN 15.01 eb Form:PBLA05DEBLN/O25/(050)/1394179/MAIL(PDF)recipient : H.MEHLIG

Page Scheduling agreement number/date Taiwan Color Optics, Inc. 3 / 6 749/5500554045 / 01/01/2023 4F.,No.32, Keya Rd., 09/02/2022 14:04:52 42881 TAICHUNG CITY General Agreements: Briefadresse: OSRA M GmbH Nonnendammalle e 44 1362 9 Berlin Vorsitzende r des Aufsichtsrates: Dr. Thomas Stockmeier (Vorsitzender), 1362 9 Berlin WEEE - Reg. - Nr. DE 71568000 Babett e Fröhlich PBLA05DEBLN 15.01 eb Form:PBLA05DEBLN/O25/(050)/1394179/MAIL(PDF)recipient : H.MEHLIG Hausadresse: OSRA M GmbH OSRA M GmbH München Geschäftsführung: Ingo Bank Registergericht: München HR B 201526 Conditions o f purchase Please find our purchasing conditions under: https://www.osram - amls.com/terms - and - conditions Purchase Order Number Please declare our complete purchase order number, position number and material number on all of your business correspondence with us. Delivery note Please attach two copies of the Delivery Note with each delivery. Please note on all delivery documents (invoices / consignment note) customs tariff number, country of origin, gross and net weight of the goods. Delivery date The printed dates of delivery are dates of arrival. Invoice Send the invoice to the following address: OSRA M GmbH AC AP Postfach 46 03 27 D - 8091 1 München Please send your electronic invoice to the following email address: InvoiceAP5025@osram.com The automated processing of electronical invoices in our accounting system can only be ensured if you meet our requirements: - Only invoices issued to OSRAM GmbH - Invoices via email only in PDF format - One invoice per email - One invoice per file attachment - Attachment with additional information to the invoice also in PDF format - Only black and white PDF file, no colored invoices - Maximum size: 1MB - Encrypted or digitally signed emails are not supported - Invoices sent per email, should not be sent again as paper invoices - Dunning letters or invoice copies must not be sent to the above mentioned email In case of shipments from Not - EU - countries to EU - countries, please consider the details on the valid forwarding instructions. Please include your Sales Tax - Id. on every invoice. OSRAM GmbH with the VAT ID DE811148275 is part of the VAT group of OSRAM Licht AG in Germany, whose VAT identification number is DE292281767.

Briefadresse: OSRA M GmbH Hausadresse: OSRA M GmbH OSRA M GmbH München Geschäftsführung: Ingo Bank Registergericht: München HR B 201526 Please issue a separate invoice for each OSRAM purchase order. Payment Upon receipt of all the goods or upon completion of the work, we shall settle the invoice, correlating to our order number, on the 1st working day of the month following the agreed Payment Date. Acknowledgemen t o f purchas e order Unless otherwise stipulated, please send your purchase order confirmation to the above mentioned contact person. Acknowledgements with regard to quantities and shipping details should be sent to the scheduler responsible for you. Please quote the customs tariff number, country of origin, gross and net weight of the goods. Taiwan Color Optics, Inc. 4F.,No.32, Keya Rd., 42881 TAICHUNG CITY Scheduling agreement number/date 749/5500554045 / 01/01/2023 09/02/2022 14:04:52 Page 4 / 6 Nonnendammalle e 44 1362 9 Berlin Vorsitzende r des Aufsichtsrates: Dr. Thomas Stockmeier (Vorsitzender), 1362 9 Berlin WEEE - Reg. - Nr. DE 71568000 Babett e Fröhlich PBLA05DEBLN 15.01 eb Form:PBLA05DEBLN/O25/(050)/1394179/MAIL(PDF)recipient : H.MEHLIG

Briefadresse: OSRA M GmbH Hausadresse: OSRA M GmbH OSRA M GmbH München Geschäftsführung: Ingo Bank Registergericht: München HR B 201526 Prohibitio n o f Dimethylfumarate (DMF) If anti - humidity materials are used for packaging products or product parts a supplier declaration has to be added to each piece of packaging stating that Dimethylfumarate is not contained in a concentration exceeding the respective limit values (Europe since March 2009: 0.1mg/kg). Declaration acc. Art. 33 of REACH Regulation1 (SVHC declaration) On 1 June 2007 REACH Regulation (EC) No 1907/2006 [1] came into force, which contains, amongst others, the following regulation: Manufacturers and importers of articles that contain more than 0.1 mass percent per article of a substance on the "candidate list" (SVHC, substances of veryhigh concern) shall provide the professional recipient and on request a consumer of the article with sufficient information to allow safe use of the article, including, as a minimum,the name of that substance [2]. The candidate list (dated October 28th, 2008) according to article 59 (1, 10) of REACH Regulation (EC) has been published, it can be amended by the authorities any time: ( http://echa.europa.eu/chem_data/candidate_list_en.asp ) In order to be able to fulfill this legal requirement the supplier has to notify OSRAM immediately, if the goods and articles delivered to OSRAM contain one or more of the substances in the aforementioned "candidate list" in concentrations > 0 ,1% mass percent. The notification is necessary only for of equipment, parts and material used in products distributed by OSRAM (e.g. lamps, electronic components glass, plastic parts etc), it is not necessary for deliveries not directly used in OSRAM products). This notification requirement is integral part of this order and has to be made to reach@osram.com in electronic form or to the well - established purchasing contact. The notification has to contain detailed information regarding: Identification of supplier Identification of product Identification and content (mass%) of SVHC in article and packaging If the delivered goods do not contain above mentioned substances, no information is necessary. You can find more information in the internet: http://www.osram.com/reach . 1 REGULATION (EC) No 1907/2006 OF THE EUROPEAN PARLIAMENT AND OF THE COUNCIL of 18 December 2006 concerning the Registration, Evaluation, Authorization and Restriction of Chemicals (REACH), establishing a European Chemicals Agency, amending Directive 1999/45/EC and repealing Council Regulation (EEC) No 793/93 and Commission Regulation (EC) No 1488/94 as well as Council Directive 76/769/EEC and Commission Directives 91/155/EEC, 93/67/EEC, 93/105/EC and 2000/21/EC 2 Article 33 of REACH Cod e o f Conduc t fo r Suppliers The Supplier is obliged to comply with the laws of the applicable legal system(s). In particular, the Supplier will not engage, actively or passively, nor directly or indirectly in any form of bribery, in any violation of basic human rights of employees or any child labor. Moreover, the Supplier will take responsibility for the health and safety of its employees, the Supplier will act in accordance with the applicable environmental laws and will use best efforts to promote this Code of Conduct among its suppliers. In addition to other rights and remedies the Customer may have, the Customer may terminate the contract and/or any purchase order issued thereunder in case of breach of these obligations by the Supplier. Taiwan Color Optics, Inc. 4F.,No.32, Keya Rd., 42881 TAICHUNG CITY Scheduling agreement number/date 749/5500554045 / 01/01/2023 09/02/2022 14:04:52 Page 5 / 6 Nonnendammalle e 44 1362 9 Berlin Vorsitzende r des Aufsichtsrates: Dr. Thomas Stockmeier (Vorsitzender), 1362 9 Berlin WEEE - Reg. - Nr. DE 71568000 Babett e Fröhlich PBLA05DEBLN 15.01 eb Form:PBLA05DEBLN/O25/(050)/1394179/MAIL(PDF)recipient : H.MEHLIG

Briefadresse: OSRA M GmbH Hausadresse: OSRA M GmbH OSRA M GmbH München Geschäftsführung: Ingo Bank Registergericht: München HR B 201526 However, provided that Supplier's breach of contract is capable of remedy, Customer's right to terminate is subject to the proviso that such breach has not been remedied by the Supplier within a reasonable grace period set by Customer. Export Control and Foreign Trade Data Regulations Supplier shall comply with all applicable export control, customs and foreign trade regulations ("Foreign Trade Regulations"). Supplier shall advise Buyer in writing within two weeks of receipt of the order - and in case of any changes without undue delay - of any information and data required by Buyer to comply with all Foreign Trade Regulations in case of export and import as well as re - export, including without limitation: - All applicable export list numbers, including the Export Control Classification Number according to the U.S. Commerce Control List (ECCN); and - the statistical commodity code according to the current commodity classification for foreign trade statistics and the HS (Harmonized System) coding; and - the country of origin (non - preferential origin); and - upon request of OSRAM - Supplier's declaration of preferential origin (in case of European suppliers) or preferential certificates (in case of non - European suppliers). Supplier shall be liable for any expenses and/or damage incurred by Buyer due to any breach of the above mentioned obligations, unless Supplier is not responsible for such breach. Reservatio n Clause OSRAM shall not be obligated to fulfill this Agreement or any Order placed hereunder if such fulfillment is prevented by any impediments arising out of national or international foreign trade or customs requirements or any embargoes or other sanctions. This is a machine ordering and is valid without a signature. Taiwan Color Optics, Inc. 4F.,No.32, Keya Rd., 42881 TAICHUNG CITY Scheduling agreement number/date 749/5500554045 / 01/01/2023 09/02/2022 14:04:52 Page 6 / 6 Nonnendammalle e 44 1362 9 Berlin Vorsitzende r des Aufsichtsrates: Dr. Thomas Stockmeier (Vorsitzender), 1362 9 Berlin WEEE - Reg. - Nr. DE 71568000 Babett e Fröhlich PBLA05DEBLN 15.01 eb Form:PBLA05DEBLN/O25/(050)/1394179/MAIL(PDF)recipient : H.MEHLIG